UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                     Date of Report (Date of earliest event reported):
                                 August 1, 2003


                           SMITHWAY MOTOR XPRESS CORP.
             (Exact name of registrant as specified in its charter)



         Nevada                      000-20793                   42-1433844
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)



        2031 Quail Avenue, Fort Dodge, IA             50501
    (Address of principal executive offices)        (Zip Code)


                  Registrant's telephone number, including area code:
                                 (515) 576-7418


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Item 1. Changes in Control of Registrant

        Not applicable.

Item 2. Acquisition or Disposition of Assets

        Not applicable.

Item 3. Bankruptcy or Receivership

        Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

        Not applicable.

Item 5. Other Events and Regulation FD Disclosure

        Not applicable.

Item 6. Resignations of Registrant's Directors

        Not applicable.

Item 7. Financial Statements and Exhibits


                 (c) Exhibits.

                 EXHIBIT
                 NUMBER     EXHIBIT TITLE

                 ---------------------------------------------------------------

                 99.1 Smithway Motor Xpress Corp. press release announcing financial and operating results for the second quarter and six months ended June 30, 2003

Item 8. Change in Fiscal Year

        Not applicable.

Item 9. Regulation FD Disclosure

        Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

         Not applicable.

Item 11. Temporary  Suspension of Trading Under  Registrant's  Employee Benefit
         Plans

         Not applicable.

Item 12. Results of Operations and Financial Condition

     The information contained in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On August 1, 2003, Smithway Motor Xpress Corp. (the "Company") issued a press release (the "Press Release") announcing financial and operating results for the second quarter and six months ended June 30, 2003. A copy of the Press Release is attached to this report as Exhibit 99.1.

     The  information  in  this  report  and  the  exhibit  hereto  may  contain
"forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SMITHWAY MOTOR XPRESS CORP.


Date:  August 7, 2003         By: /s/ G. Larry Owens
                                 -----------------------------------------------
                                  G. Larry Owens
                                  Executive Vice President, Chief Administrative Officer, and Chief Financial Officer